SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2006

Wells Real Estate Fund I

(Exact Name of Registrant as Specified in Charter)

Georgia	0-14463	58-1565512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Paces Pavilion

On November 6, 2006, Wells Real Estate Fund I (the “Registrant”) sold its condominium interest in a medical office building containing approximately 31,000 rentable square feet and located in Atlanta, Georgia (“Paces Pavilion”) to Scott & Associates, Inc. an unaffiliated third party, for a gross sales price of $4,300,000, excluding closing costs.

The Registrant directly owns 100% of Paces Pavilion. The net sale proceeds and expected gain allocable to the Registrant as a result of the sale of Paces Pavilion was approximately $4,066,000 and $1,813,000, respectively. The gain on sale may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2006	F-2

Pro Forma Statement of Operations for the year ended December 31, 2005	F-3

Pro Forma Statement of Operations for the six months ended June 30, 2006	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND I (Registrant)

By:	WELLS CAPITAL, INC.
General Partner

By:	/s/ Leo F. Wells, III Leo F. Wells, III President

Date: November 10, 2006

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WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund I (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, and in its quarterly report filed on Form 10-Q for the six months ended June 30, 2006.

The following unaudited pro forma balance sheet as of June 30, 2006 has been prepared to give effect to the November 6, 2006 sale of Paces Pavilion as if the disposition and distribution of net sale proceeds therefrom had occurred on June 30, 2006. Paces Pavilion is 100% owned by the Registrant.

The following unaudited pro forma statements of operations for the year ended December 31, 2005 and six months ended June 30, 2006 have been prepared to give effect to the sale of the remaining office portion of Heritage Place (the “Prior Disposition”) and Paces Pavilion as if the dispositions occurred on January 1, 2005. Fund I and Fund II Tucker sold the remaining office portion of Heritage Place on May 10, 2006. The Registrant holds an equity interest of approximately 51.9% in Fund I and Fund II Tucker, a joint venture between the Registrant and Fund II and Fund II-OW. Fund II and Fund II-OW is a joint venture between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Prior Disposition or Paces Pavilion if the transactions had occurred on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Prior Disposition and Paces Pavilion had been consummated as of January 1, 2005.

WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Real estate assets, at cost:
Land	$1,238,819	$(501,049	)(b)	$737,770
Building and improvements, less accumulated depreciation of $7,157,020 as of June 30, 2006	3,817,142	(1,596,441	)(c)	2,220,701

Total real estate assets	5,055,961	(2,097,490)		2,958,471

Investment in joint ventures	1,960	0		1,960
Cash and cash equivalents	5,801,446	4,039,393	(d)	9,840,839
Accounts receivable, net	137,783	(74,558	)(e)	63,225
Deferred leasing costs, net	147,543	(123,439	)(f)	24,104
Other assets	99,456	(50,926	)(g)	48,530

Total assets	$11,244,149	$1,692,980		$12,937,129

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable, accrued expenses, and refundable security deposits	$144,843	$(70,110	)(h)	$74,733
Accrued capital expenditures	109,632	(3,907	)(i)	105,725
Due to affiliates	11,591	(2,191	)(j)	9,400
Deferred income	13,407	(8,759	)(k)	4,648

Total liabilities	279,473	(84,967)		194,506

Partners’ capital:
Limited partners:
Class A – 98,716 units outstanding	10,964,676	1,052,476	(l)	12,017,152
Class B – 42,568 units outstanding	0	725,471	(l)	725,471
General partners	0	0		0

Total partners’ capital	10,964,676	1,777,947		12,742,623

Total liabilities and partners’ capital	$11,244,149	$1,692,980		$12,937,129

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of June 30, 2006.
(b)	Reflects the cost of the land of Paces Pavilion.
(c)	Reflects the basis of the net building and improvements of Paces Pavilion as of June 30, 2006.
(d)	Reflects the Registrant’s assumed distribution of net proceeds resulting from the sale of Paces Pavilion.
(e)	Reflects the net receivables of Paces Pavilion as of June 30, 2006.
(f)	Reflects the net deferred leasing costs of Paces Pavilion as of June 30, 2006.
(g)	Reflects refundable security deposits, prepaid insurance and other assets of Paces Pavilion as of June 30, 2006.
(h)	Reflects refundable security deposits, accrued property taxes, and accrued accounting fees of Paces Pavilion as of June 30, 2006.
(i)	Reflects accrued capital expenditures of Paces Pavilion as of June 30, 2006.
(j)	Reflects administrative reimbursements related to Paces Pavilion due to Wells Management Company, Inc. and Wells Capital, Inc. as of June 30, 2006.
(k)	Reflects deferred income of Paces Pavilion as of June 30, 2006.
(l)	Reflects the Registrant’s pro forma gain allocated from the sale of Paces Pavilion. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

	Historical (a)	Pro Forma Adjustments			Pro Forma Total
		Prior Disposition	Paces Pavilion
REVENUES:
Rental income	$1,023,591	$0	$(589,904	)(c)	$433,687
Reimbursement income	122,343	0	(26,778	)(d)	95,565
Bad debt recoveries	0	0	0		0
Interest and other income	122,752	0	(46	)(e)	122,706

Total revenues	1,268,686	0	(616,728)		651,958

EXPENSES:
Property operating costs	428,816	0	(252,767	)(f)	176,049
Depreciation	266,931	0	(112,302	)(g)	154,629
Amortization	53,873		(43,664	)(h)	10,209
Legal and accounting	238,056	0	(9,233	)(i)	228,823
Partnership administration	208,077	0	(377	)(j)	207,700
Management and leasing fees	67,745	0	(36,857	)(k)	30,888
Bad debt expense	6,055	0	0		6,055

Total expenses	1,269,553	0	(455,200)		814,353

LOSS FROM REAL ESTATE OPERATIONS	(867)	0	(161,528)		(162,395)

EQUITY IN LOSS OF JOINT VENTURE	(31,787)	29,224 (b)	0		(2,563)

LOSS FROM CONTINUING OPERATIONS	(32,654)	29,224	(161,528)		(164,958)
DISCONTINUED OPERATIONS:
Minority interest income	1,221	0	0		1,221

INCOME FROM DISCONTINUED OPERATIONS	1,221	0	0		1,221

NET LOSS	$(31,433)	$29,224	$(161,528)		$(163,737)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:

Class A	$(137,569)	$36,341	$(143,896)		$(245,124)

Class B	$106,136	$(7,117)	$(17,632)		$81,387

NET INCOME (LOSS) PER LIMITED PARTNER UNIT:

Class A	$(1.39)	$0.37	$(1.46)		$(2.48)

Class B	$2.49	$(0.17)	$(0.41)		$1.91

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)	Reflects the reduction of equity in loss of Fund I and Fund II Tucker earned by the Registrant related to Heritage Place for the year ended December 31, 2005, which was sold on May 10, 2006.
(c)	Rental income is recognized on a straight-line basis.
(d)	Consists of property operating cost reimbursements.
(e)	Consists of interest income.
(f)	Consists of property operating expenses.
(g)	Depreciation expense is recognized using the straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.
(h)	Amortization expense is recognized using the straight-line basis over the terms of the respective lease for which deferred leasing costs were capitalized.
(i)	Consists of legal and accounting fees incurred in connection with owning Paces Pavilion.
(j)	Consists of administrative costs incurred in connection with owning Paces Pavilion.
(k)	Management and leasing fees are generally calculated at 6% of rental income and tenant reimbursement upon the collection thereof.

WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006

(Unaudited)

	Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Prior Disposition		Paces Pavilion
REVENUES:
Rental income	$515,137	$0		$(295,477	)(c)	$219,660
Reimbursement income	78,480	0		(16,496	)(d)	61,984
Interest and other income	98,928	0		0		98,928

Total revenues	692,545	0		(311,973)		380,572

EXPENSES:
Legal and accounting	221,736	0		(9,466	)(e)	212,270
Property operating costs	197,365	0		(116,731	)(f)	80,634
Depreciation	136,265	0		(56,151	)(g)	80,114
Amortization	17,895	0		(9,809	)(h)	8,086
Partnership administration	97,152	0		0		97,152
Management and leasing fees	34,175	0		(19,348	)(i)	14,827
Bad debt expense	32,280	0		0		32,280

Total expenses	736,868	0		(211,505)		525,363

LOSS FROM REAL ESTATE OPERATIONS	(44,323)	0		(100,468)		(144,791)

EQUITY IN LOSS OF JOINT VENTURE	(426,152)	423,970	(b)	0		(2,182)

NET LOSS	$(470,475)	$423 970		$(100,468)		$(146,973)

NET LOSS ALLOCATED TO LIMITED PARTNERS:

Class A	$(470,475)	$423,970		$(100,468)		$(146,973)

Class B	$0	$0		$0		$0

NET LOSS PER LIMITED PARTNER UNIT:

Class A	$(4.77)	$4.30		$(1.02)		$(1.49)

Class B	$0.00	$0.00		$0.00		$0.00

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of June 30, 2006.
(b)	Reflects the reduction of equity in loss of Fund I and Fund II Tucker earned by the Registrant related to Heritage Place for the six months ended June 30, 2006, which was sold on May 10, 2006.
(c)	Rental income is recognized on a straight-line basis.
(d)	Consists of property operating cost reimbursements.
(e)	Consists of legal and accounting fees incurred in connection with owning Paces Pavilion.
(f)	Consists of property operating expenses.
(g)	Depreciation expense is recognized using the straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.
(h)	Amortization expense is recognized using the straight-line basis over the terms of the respective lease for which deferred leasing costs were capitalized.
(i)	Management and leasing fees are generally calculated at 6% of rental income and tenant reimbursement upon the collection thereof.

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